SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                October 29, 2003

QRS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-21958	68-0102251
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1400 Marina Way South, Richmond, California	94804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (510) 215-5000

None

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.    The following document is filed as an exhibit to this report:

99.1        Press Release issued by QRS Corporation dated October 29, 2003.

Item 12. Results of Operations and Financial Condition.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 29, 2003, QRS Corporation issued a press release of the financial results for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QRS CORPORATION

Date: October 29, 2003	By:	/s/ ELIZABETH A. FETTER
Name: Elizabeth A. Fetter
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press Release issued by QRS Corporation dated October 29, 2003.